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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - JULY 2, 1998




                                 ENSERCH CORPORATION


                (Exact name of registrant as specified in its charter)



               TEXAS               1-3183              75-0399066

          (State or other        (Commission      (I.R.S. Employer
          jurisdiction of        File Number)     Identification No.)
          incorporation)


             ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS    75201-3411
                 (Address of principal executive offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - (214) 812-4600




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          ITEM 7. FINANCIAL STATEMENTS AND EXHBITS

          (c) EXHIBITS

                      PREVIOUSLY
                         FILED*
                    ---------------

                    WITH
                    FILE     AS
           EXHIBIT  NUMBER  EXHIBIT
           -------  ------  -------
            4(a)  1-12833   4(a)     --  Remarketing Agreement, dated as of
                  Form 8-K               January 30, 1998, and form of
                  July 2,                Remarketing Agreement Supplement,
                    1998                 with respect to ENSERCH Corporation
                                         (ENSERCH) Remarketed Reset Notes.

            4(b)  1-12833   4(b)     --  Indenture, (For Unsecured
                  Form 8-K               Subordinated Debt Securities),
                  July 2,                dated as of June 1, 1998, between
                    1998                 ENSERCH and The Bank of New York,
                                         as Trustee.

            4(c)  1-12833   4(c)     --  Officer's Certificate, dated as of
                  Form 8-K               July 2, 1998, establishing the
                  July 2,                terms of the ENSERCH Floating Rate
                    1998                 Junior Subordinated Debentures,
                                         Series A issued in connection with
                                         the preferred securities of ENSERCH
                                         Capital I.

            4(d)  1-12833   4(d)     --  Amended and Restated Trust
                  Form 8-K               Agreement, dated as of July 2,
                  July 2,                1998, between ENSERCH, as
                    1998                 Depositor, and The Bank of New
                                         York, The Bank of New York
                                         (Delaware), and the Administrative
                                         Trustees thereunder, as Trustees.

            4(e)  1-12833   4(e)     --  Guarantee Agreement with respect to
                  Form 8-K               ENSERCH Capital I, dated as of July
                  July 2,                2, 1998, between ENSERCH, as
                    1998                 Guarantor, and The Bank of New
                                         York, as Trustee.

            4(f)  1-12833   4(f)     --  Agreement as to Expenses and
                  Form 8-K               Liabilities, dated as of July 2,
                  July 2,                1998, between ENSERCH and ENSERCH
                    1998                 Capital I.


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          * Incorporated herein by reference.


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                                      SIGNATURE



            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               ENSERCH CORPORATION


                                               By:  /s/ Jerry W. Pinkerton
                                                  ----------------------------
                                               Name:   Jerry W. Pinkerton
                                               Title:  Vice President and
                                                          Controller


          Date:  August 28, 1998




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                                    EXHIBIT INDEX



                      PREVIOUSLY
                        FILED*
                   ----------------

                    WITH
                    FILE     AS
           EXHIBIT  NUMBER  EXHIBIT
           -------  ------  --------

            4(a)  1-12833   4(a)     --  Remarketing Agreement, dated as of
                  Form 8-K               January 30, 1998, and form of
                  July 2,                Remarketing Agreement Supplement,
                    1998                 with respect to ENSERCH Corporation
                                         (ENSERCH) Remarketed Reset Notes.

            4(b)  1-12833   4(b)     --  Indenture, (For Unsecured
                  Form 8-K               Subordinated Debt Securities),
                  July 2,                dated as of June 1, 1998, between
                    1998                 ENSERCH and The Bank of New York,
                                         as Trustee.

            4(c)  1-12833   4(c)     --  Officer's Certificate, dated as of
                  Form 8-K               July 2, 1998, establishing the
                  July 2,                terms of the ENSERCH Floating Rate
                    1998                 Junior Subordinated Debentures,
                                         Series A issued in connection with
                                         the preferred securities of ENSERCH
                                         Capital I.

            4(d)  1-12833   4(d)     --  Amended and Restated Trust
                  Form 8-K               Agreement, dated as of July 2,
                  July 2,                1998, between ENSERCH, as
                    1998                 Depositor, and The Bank of New
                                         York, The Bank of New York
                                         (Delaware), and the Administrative
                                         Trustees thereunder, as Trustees.

            4(e)  1-12833   4(e)     --  Guarantee Agreement with respect to
                  Form 8-K               ENSERCH Capital I, dated as of July
                  July 2,                2, 1998, between ENSERCH, as
                    1998                 Guarantor, and The Bank of New
                                         York, as Trustee.

            4(f)  1-12833   4(f)     --  Agreement as to Expenses and
                  Form 8-K               Liabilities, dated as of July 2,
                  July 2,                1998, between ENSERCH and ENSERCH
                    1998                 Capital I.


          ---------------

          * Incorporated herein by reference.